UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2011
NNN 2002 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Virginia	0-51098	75-3060438

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Steven M. Shipp has ceased serving as our principal executive officer in connection with his termination as executive vice president, portfolio management, of our manager, NNN Realty Investors, LLC (formerly Grubb & Ellis Realty Investors, LLC) (“GERI”). We expect that GERI, as our manager, will soon appoint a successor to Mr. Shipp.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2011	/s/ PAUL E. HENDERSON Paul E. Henderson
Chief Accounting Officer
NNN Realty Investors, LLC,
the Manager of NNN 2002 Value Fund, LLC
(principal financial officer)